UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                             _____________________

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): November 3, 2004


                                GNC Corporation
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                    333-114502              72-1575168
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)


               300 Sixth Avenue, Pittsburgh, Pennsylvania 15222
              (Address of principal executive offices) (Zip Code)


                                (412) 288-4600
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.
---------         ----------------------------------------------

          On November 3, 2004, GNC Corporation announced its financial results for the third quarter ended September 30, 2004. A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information contained in this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

(c)      Exhibits.

         Exhibit Number        Description
         --------------        -----------

         99.1                  Press Release of GNC Corporation, Inc.,
                               dated November 3, 2004.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2004

                                      GENERAL NUTRITION CENTERS, INC.


                                      By: /s/ James M. Sander
                                          ------------------------------------
                                          Name:  James M. Sander
                                          Title: Senior Vice President, Chief
                                                 Legal Officer and Secretary